                             MEMORANDUM OF AGREEMENT


         This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement dated January 1, 2006 between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust. AIM shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

         For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree as follows:

         The Trusts and AIM agree at least until the date set forth on the attached Exhibits (the "Expiration Date") that AIM will waive its fees or reimburse expenses to the extent that expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Funds' Board of Trustees; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) of a class of a Fund exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. The Board of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

         Each of the Trusts and AIM agree to review the then-current waivers or expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers or limitations should be amended, continued or terminated. The waivers or expense limitations will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

         It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

         IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                              AIM COUNSELOR SERIES TRUST
                                              AIM EQUITY FUNDS AIM FUNDS
                                              GROUP AIM GROWTH SERIES AIM
                                              INTERNATIONAL MUTUAL FUNDS
                                              AIM INVESTMENT FUNDS AIM
                                              INVESTMENT SECURITIES FUNDS
                                              AIM SECTOR FUNDS AIM STOCK
                                              FUNDS AIM VARIABLE
                                              INSURANCE FUNDS SHORT-TERM
                                              INVESTMENTS TRUST TAX-FREE
                                              INVESTMENTS TRUST on behalf
                                              of the Funds listed in
                                              Exhibit "A" to this
                                              Memorandum of Agreement

                                              By:     /s/ Robert H. Graham
                                                    ----------------------------

                                              Title:        President
                                                    ----------------------------

                                              A I M Advisors, Inc.

                                              By:     /s/ Mark H. Williamson
                                                    ----------------------------

                                              Title:        President
                                                    ----------------------------
                                                             as of April 1, 2006

                                   EXHIBIT "A"

FUNDS WITH FISCAL YEAR END OF MARCH 31

                                AIM SECTOR FUNDS

FUND                                                  EXPENSE LIMITATION          EFFECTIVE DATE           EXPIRATION DATE
----                                                  ------------------          --------------           ---------------
AIM Technology Fund(1)
         Class A Shares                                     1.55%                  July 1, 2005             June 30, 2007
         Class B Shares                                     2.30%                  July 1, 2005             June 30, 2007
         Class C Shares                                     2.30%                  July 1, 2005             June 30, 2007
         Investor Class Shares                              1.55%                  July 1, 2005             June 30, 2007
         Institutional Class Shares                         1.30%                  July 1, 2005             June 30, 2007

AIM Utilities Fund(1)
         Class A Shares                                     1.30%                 April 1, 2006             June 30, 2007
         Class B Shares                                     2.05%                 April 1, 2006             June 30, 2007
         Class C Shares                                     2.05%                 April 1, 2006             June 30, 2007
         Investor Class Shares                              1.30%                 April 1, 2006             June 30, 2007
         Institutional Class Shares                         1.05%                 April 1, 2006             June 30, 2007

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.


FUNDS WITH FISCAL YEAR END OF JULY 31

                         AIM INVESTMENT SECURITIES FUNDS

FUND                                                EXPENSE LIMITATION          EFFECTIVE DATE          EXPIRATION DATE
----                                                ------------------          --------------          ---------------
AIM Global Real Estate Fund(1)
         Class A Shares                                   1.40%                  July 1, 2005            July 31, 2006
         Class B Shares                                   2.15%                 April 29, 2005           July 31, 2006
         Class C Shares                                   2.15%                 April 29, 2005           July 31, 2006
         Class R Shares                                   1.65%                 April 29, 2005           July 31, 2006
         Institutional Class Shares                       1.15%                 April 29, 2005           July 31, 2006

AIM Short Term Bond Fund(1)
         Class A Shares                                   0.85%                  July 1, 2005            July 31, 2006
         Class C Shares                                   1.10%(2)             February 1, 2006          July 31, 2006
         Class R Shares                                   1.10%                 August 1, 2005           July 31, 2006
         Institutional Class Shares                       0.60%                 August 1, 2005           July 31, 2006

AIM Total Return Bond Fund(1)
         Class A Shares                                   1.15%                  July 1, 2005            July 31, 2006
         Class B Shares                                   1.90%                 August 1, 2005           July 31, 2006
         Class C Shares                                   1.90%                 August 1, 2005           July 31, 2006
         Class R Shares                                   1.40%                 August 1, 2005           July 31, 2006
         Institutional Class Shares                       0.90%                 August 1, 2005           July 31, 2006

                                 AIM STOCK FUNDS

FUND                                                EXPENSE LIMITATION          EFFECTIVE DATE          EXPIRATION DATE
----                                                ------------------          --------------          ---------------
AIM Dynamics Fund(1)
         Class A Shares                                   1.90%                  July 1, 2005            July 31, 2006
         Class B Shares                                   2.65%                 August 1, 2005           July 31, 2006
         Class C Shares                                   2.65%                 August 1, 2005           July 31, 2006
         Class R Shares                                   2.15%                October 25, 2005          July 31, 2006
         Investor Class Shares                            1.90%                 August 1, 2005           July 31, 2006
         Institutional Class Shares                       1.65%                 August 1, 2005           July 31, 2006

AIM Small Company Growth Fund(1)
         Class A Shares                                   1.90%                  July 1, 2005            July 31, 2006
         Class B Shares                                   2.65%                 August 1, 2005           July 31, 2006
         Class C Shares                                   2.65%                 August 1, 2005           July 31, 2006
         Class R Shares                                   2.15%                October 25, 2005          July 31, 2006
         Investor Class Shares                            1.90%                 August 1, 2005           July 31, 2006
         Institutional Class Shares                       1.65%                 July 13, 2005            July 31, 2006

AIM S&P 500 Index Fund(1)
         Investor Class Shares                            0.60%                  July 1, 2005            July 31, 2006
         Institutional Class Shares                       0.35%                  July 1, 2005            July 31, 2006

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by A I M Distributors, Inc.


FUNDS WITH FISCAL YEAR END OF AUGUST 31

                           AIM COUNSELOR SERIES TRUST

FUND                                              EXPENSE LIMITATION          EFFECTIVE DATE             EXPIRATION DATE
----                                              ------------------          --------------             ---------------
AIM Multi-Sector Fund(1)
         Class A Shares                                 1.90%                  July 1, 2005              August 31, 2006
         Class B Shares                                 2.65%                September 1, 2005           August 31, 2006
         Class C Shares                                 2.65%                September 1, 2005           August 31, 2006
         Institutional Class Shares                     1.65%                September 1, 2005           August 31, 2006

AIM Structured Core Fund
         Class A                                        1.00%                 March 31, 2006              June 30, 2007
         Class B                                        1.75%                 March 31, 2006              June 30, 2007
         Class C                                        1.75%                 March 31, 2006              June 30, 2007
         Class R                                        1.25%                 March 31, 2006              June 30, 2007
         Institutional Class                            0.75%                 March 31, 2006              June 30, 2007

AIM Structured Growth Fund
         Class A                                        1.00%                 March 31, 2006              June 30, 2007
         Class B                                        1.75%                 March 31, 2006              June 30, 2007
         Class C                                        1.75%                 March 31, 2006              June 30, 2007
         Class R                                        1.25%                 March 31, 2006              June 30, 2007
         Institutional Class                            0.75%                 March 31, 2006              June 30, 2007

FUND                                              EXPENSE LIMITATION          EFFECTIVE DATE             EXPIRATION DATE
----                                              ------------------          --------------             ---------------
AIM Structured Value Fund
         Class A                                        1.00%                 March 31, 2006              June 30, 2007
         Class B                                        1.75%                 March 31, 2006              June 30, 2007
         Class C                                        1.75%                 March 31, 2006              June 30, 2007
         Class R                                        1.25%                 March 31, 2006              June 30, 2007
         Institutional Class                            0.75%                 March 31, 2006              June 30, 2007

FUNDS WITH FISCAL YEAR END OF OCTOBER 31

                                AIM EQUITY FUNDS

FUND                                              EXPENSE LIMITATION          EFFECTIVE DATE             EXPIRATION DATE
----                                              ------------------          --------------             ---------------
AIM Diversified Dividend Fund(1)
         Class A Shares                                  1.40%               November 1, 2005           October 31, 2006
         Class B Shares                                  2.15%               November 1, 2005           October 31, 2006
         Class C Shares                                  2.15%               November 1, 2005           October 31, 2006
         Class R Shares                                  1.65%               November 1, 2005           October 31, 2006
         Investor Class Shares                           1.40%               November 1, 2005           October 31, 2006
         Institutional Class Shares                      1.15%               November 1, 2005           October 31, 2006

AIM Large Cap Basic Value Fund(1)
         Class A Shares                                  1.22%                 July 1, 2005             October 31, 2006
         Class B Shares                                  1.97%                 July 1, 2005             October 31, 2006
         Class C Shares                                  1.97%                 July 1, 2005             October 31, 2006
         Class R Shares                                  1.47%                 July 1, 2005             October 31, 2006
         Investor Class Shares                           1.22%                 July 1, 2005             October 31, 2006
         Institutional Class Shares                      0.97%                 July 1, 2005             October 31, 2006

AIM Large Cap Growth Fund(1)
         Class A Shares                                  1.32%                 July 1, 2005             October 31, 2006
         Class B Shares                                  2.07%                 July 1, 2005             October 31, 2006
         Class C Shares                                  2.07%                 July 1, 2005             October 31, 2006
         Class R Shares                                  1.57%                 July 1, 2005             October 31, 2006
         Investor Class Shares                           1.32%                 July 1, 2005             October 31, 2006
         Institutional Class Shares                      1.07%                 July 1, 2005             October 31, 2006

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

                         AIM INTERNATIONAL MUTUAL FUNDS

FUND                                                EXPENSE LIMITATION            EFFECTIVE DATE            EXPIRATION DATE
----                                                ------------------            --------------            ---------------
AIM International Core Equity Fund(1)
         Class A Shares                                    2.00%                 November 1, 2005           October 31, 2006
         Class B Shares                                    2.75%                 November 1, 2005           October 31, 2006
         Class C Shares                                    2.75%                 November 1, 2005           October 31, 2006
         Class R Shares                                    2.25%                 November 1, 2005           October 31, 2006
         Investor Class Shares                             2.00%                 November 1, 2005           October 31, 2006
         Institutional Class Shares                        1.75%                 November 1, 2005           October 31, 2006

                              AIM INVESTMENT FUNDS

FUND                                                EXPENSE LIMITATION           EFFECTIVE DATE            EXPIRATION DATE
----                                                ------------------           --------------            ---------------
AIM China Fund
         Class A                                           2.05%                 March 31, 2006             June 30, 2007
         Class B                                           2.80%                 March 31, 2006             June 30, 2007
         Class C                                           2.80%                 March 31, 2006             June 30, 2007
         Institutional Class                               1.80%                 March 31, 2006             June 30, 2007

AIM Developing Markets Fund(1)
         Class A Shares                                    1.75%                November 1, 2005           October 31, 2006
         Class B Shares                                    2.50%                November 1, 2005           October 31, 2006
         Class C Shares                                    2.50%                November 1, 2005           October 31, 2006
         Institutional Class Shares                        1.50%                November 1, 2005           October 31, 2006

AIM Enhanced Short Bond Fund
         Class A                                           0.85%                 March 31, 2006             June 30, 2007
         Class C                                           1.60%                 March 31, 2006             June 30, 2007
         Class R                                           1.10%                 March 31, 2006             June 30, 2007
         Institutional Class                               0.60%                 March 31, 2006             June 30, 2007

AIM International Bond Fund
         Class A                                           1.10%                 March 31, 2006             June 30, 2007
         Class B                                           1.85%                 March 31, 2006             June 30, 2007
         Class C                                           1.855                 March 31, 2006             June 30, 2007
         Institutional Class                               0.85%                 March 31, 2006             June 30, 2007

AIM Japan Fund
         Class A                                           1.70%                 March 31, 2006             June 30, 2007
         Class B                                           2.45%                 March 31, 2006             June 30, 2007
         Class C                                           2.455                 March 31, 2006             June 30, 2007
         Institutional Class                               1.45%                 March 31, 2006             June 30, 2007

AIM Trimark Endeavor Fund(1)
         Class A Shares                                    1.90%                November 1, 2005           October 31, 2006
         Class B Shares                                    2.65%                November 1, 2005           October 31, 2006
         Class C Shares                                    2.65%                November 1, 2005           October 31, 2006
         Class R Shares                                    2.15%                November 1, 2005           October 31, 2006
         Institutional Class Shares                        1.65%                November 1, 2005           October 31, 2006

FUND                                                EXPENSE LIMITATION           EFFECTIVE DATE            EXPIRATION DATE
----                                                ------------------           --------------            ---------------
AIM Trimark Fund(1)
         Class A Shares                                    2.15%                November 1, 2005           October 31, 2006
         Class B Shares                                    2.90%                November 1, 2005           October 31, 2006
         Class C Shares                                    2.90%                November 1, 2005           October 31, 2006
         Class R Shares                                    2.40%                November 1, 2005           October 31, 2006
         Institutional Class Shares                        1.90%                November 1, 2005           October 31, 2006

AIM Trimark Small Companies Fund(1)
         Class A Shares                                    1.50%               September 30, 2005          October 31, 2006
         Class B Shares                                    2.25%               September 30, 2005          October 31, 2006
         Class C Shares                                    2.25%               September 30, 2005          October 31, 2006
         Class R Shares                                    1.75%               September 30, 2005          October 31, 2006
         Institutional Class Shares                        1.25%               September 30, 2005          October 31, 2006

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.


FUNDS WITH FISCAL YEAR END OF DECEMBER 31

                                 AIM FUNDS GROUP

FUND                                                  EXPENSE LIMITATION            EFFECTIVE DATE             EXPIRATION DATE
----                                                  ------------------            --------------             ---------------
AIM European Small Company Fund(1)
         Class A Shares                                      1.90%                  January 1, 2006           December 31, 2006
         Class B Shares                                      2.65%                  January 1, 2006           December 31, 2006
         Class C Shares                                      2.65%                  January 1, 2006           December 31, 2006

AIM Global Value Fund(1)
         Class A Shares                                      1.90%                  January 1, 2006           December 31, 2006
         Class B Shares                                      2.65%                  January 1, 2006           December 31, 2006
         Class C Shares                                      2.65%                  January 1, 2006           December 31, 2006
         Institutional Class Shares                          1.65%                  January 1, 2006           December 31, 2006

AIM International Small Company Fund(1)
         Class A Shares                                      1.90%                  January 1, 2006           December 31, 2006
         Class B Shares                                      2.65%                  January 1, 2006           December 31, 2006
         Class C Shares                                      2.65%                  January 1, 2006           December 31, 2006
         Institutional Class Shares                          1.65%                  January 1, 2006           December 31, 2006

                                AIM GROWTH SERIES

FUND                                                  EXPENSE LIMITATION            EFFECTIVE DATE             EXPIRATION DATE
----                                                  ------------------            --------------             ---------------
AIM Global Equity Fund(1)
         Class A Shares                                      1.75%                  January 1, 2006           December 31, 2006
         Class B Shares                                      2.50%                  January 1, 2006           December 31, 2006
         Class C Shares                                      2.50%                  January 1, 2006           December 31, 2006
         Class R Shares                                      2.00%                  January 1, 2006           December 31, 2006
         Institutional Class Shares                          1.50%                  January 1, 2006           December 31, 2006

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

                                   EXHIBIT "B"

                                AIM GROWTH SERIES

FUND                                                 EXPENSE LIMITATION                    EFFECTIVE DATE          EXPIRATION DATE
----                                                 ------------------                    --------------          ---------------
AIM Conservative Allocation Fund
         Class A Shares                    Limit Other Expenses to 0.23% of average        January 1, 2006         December 31, 2006
                                           daily net assets
         Class B Shares                    Limit Other Expenses to 0.23% of average        January 1, 2006         December 31, 2006
                                           daily net assets
         Class C Shares                    Limit Other Expenses to 0.23% of average        January 1, 2006         December 31, 2006
                                           daily net assets
         Class R Shares                    Limit Other Expenses to 0.23% of average        January 1, 2006         December 31, 2006
                                           daily net assets
         Institutional Class Shares        Limit Other Expenses to 0.23% of average        January 1, 2006         December 31, 2006
                                           daily net assets

AIM Growth Allocation Fund
         Class A Shares                    Limit Other Expenses to 0.21% of average        January 1, 2006         December 31, 2006
                                           daily net assets
         Class B Shares                    Limit Other Expenses to 0.21% of average        January 1, 2006         December 31, 2006
                                           daily net assets
         Class C Shares                    Limit Other Expenses to 0.21% of average        January 1, 2006         December 31, 2006
                                           daily net assets
         Class R Shares                    Limit Other Expenses to 0.21% of average        January 1, 2006         December 31, 2006
                                           daily net assets
         Institutional Class Shares        Limit Other Expenses to 0.21% of average        January 1, 2006         December 31, 2006
                                           daily net assets

AIM Income Allocation Fund
         Class A                           Limit Other Expenses to 0.03% of average        January 1, 2006         December 31, 2006
                                           daily net assets
         Class B                           Limit Other Expenses to 0.03% of average        January 1, 2006         December 31, 2006
                                           daily net assets
         Class C                           Limit Other Expenses to 0.03% of average        January 1, 2006         December 31, 2006
                                           daily net assets
         Class R                           Limit Other Expenses to 0.03% of average        January 1, 2006         December 31, 2006
                                           daily net assets
         Institutional Class               Limit Other Expenses to 0.03% of average        January 1, 2006         December 31, 2006
                                           daily net assets

AIM International Allocation Fund
         Class A                           Limit Other Expenses to 0.18% of average        October 31, 2005        December 31, 2006
                                           daily net assets
         Class B                           Limit Other Expenses to 0.18% of average        October 31, 2005        December 31, 2006
                                           daily net assets
         Class C                           Limit Other Expenses to 0.18% of average        October 31, 2005        December 31, 2006
                                           daily net assets
         Class R                           Limit Other Expenses to 0.18% of average        October 31, 2005        December 31, 2006
                                           daily net assets
         Institutional Class               Limit Other Expenses to 0.18% of average        October 31, 2005        December 31, 2006
                                           daily net assets

FUND                                                 EXPENSE LIMITATION                    EFFECTIVE DATE          EXPIRATION DATE
----                                                 ------------------                    --------------          ---------------
AIM Moderate Allocation Fund
         Class A Shares                    Limit Other Expenses to 0.12% of average        January 1, 2006         December 31, 2006
                                           daily net assets
         Class B Shares                    Limit Other Expenses to 0.12% of average        January 1, 2006         December 31, 2006
                                           daily net assets
         Class C Shares                    Limit Other Expenses to 0.12% of average        January 1, 2006         December 31, 2006
                                           daily net assets
         Class R Shares                    Limit Other Expenses to 0.12% of average        January 1, 2006         December 31, 2006
                                           daily net assets
         Institutional Class Shares        Limit Other Expenses to 0.12% of average        January 1, 2006         December 31, 2006
                                           daily net assets

AIM Moderate Growth Allocation Fund
         Class A Shares                    Limit Other Expenses to 0.12% of average         April 29, 2005         December 31, 2006
                                           daily net assets
         Class B Shares                    Limit Other Expenses to 0.12% of average         April 29, 2005         December 31, 2006
                                           daily net assets
         Class C Shares                    Limit Other Expenses to 0.12% of average         April 29, 2005         December 31, 2006
                                           daily net assets
         Class R Shares                    Limit Other Expenses to 0.12% of average         April 29, 2005         December 31, 2006
                                           daily net assets
         Institutional Class Shares        Limit Other Expenses to 0.12% of average         April 29, 2005         December 31, 2006
                                           daily net assets

AIM Moderately Conservative
Allocation Fund
         Class A Shares                    Limit Other Expenses to 0.14% of average         April 29, 2005         December 31, 2006
                                           daily net assets
         Class B Shares                    Limit Other Expenses to 0.14% of average         April 29, 2005         December 31, 2006
                                           daily net assets
         Class C Shares                    Limit Other Expenses to 0.14% of average         April 29, 2005         December 31, 2006
                                           daily net assets
         Class R Shares                    Limit Other Expenses to 0.14% of average         April 29, 2005         December 31, 2006
                                           daily net assets
         Institutional Class Shares        Limit Other Expenses to 0.14% of average         April 29, 2005         December 31, 2006
                                           daily net assets

Other Expenses are defined as all normal operating expenses of the fund, excluding management fees and 12b-1 expenses. The expense limitation is subject to the exclusions as listed in the Memorandum of Agreement.

                                   EXHIBIT "C"

FUNDS WITH FISCAL YEAR END OF MARCH 31

                           TAX-FREE INVESTMENTS TRUST

FUND                                                  EXPENSE LIMITATION            EFFECTIVE DATE             EXPIRATION DATE
----                                                  ------------------            --------------             ---------------
Tax-Free Cash Reserve Portfolio(1,2)
         Cash Management Class                               0.22%                   June 30, 2005              March 31, 2007
         Corporate Class                                     0.22%                   June 30, 2005              March 31, 2007
         Institutional Class                                 0.22%                   June 30, 2005              March 31, 2007
         Personal Investment Class                           0.22%                   June 30, 2005              March 31, 2007
         Private Investment Class                            0.22%                   June 30, 2005              March 31, 2007
         Reserve Class                                       0.22%                   June 30, 2005              March 31, 2007
         Resource Class                                      0.22%                   June 30, 2005              March 31, 2007

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                          SHORT-TERM INVESTMENTS TRUST

FUND                                                  EXPENSE LIMITATION            EFFECTIVE DATE             EXPIRATION DATE
----                                                  ------------------            --------------             ---------------
Government & Agency Portfolio(1)
         Cash Management Class                               0.12%                   June 30, 2005             August 31, 2006
         Corporate Class                                     0.12%                   June 30, 2005             August 31, 2006
         Institutional Class                                 0.12%                   June 30, 2005             August 31, 2006
         Personal Investment Class                           0.12%                   June 30, 2005             August 31, 2006
         Private Investment Class                            0.12%                   June 30, 2005             August 31, 2006
         Reserve Class                                       0.12%                   June 30, 2005             August 31, 2006
         Resource Class                                      0.12%                   June 30, 2005             August 31, 2006

Government TaxAdvantage Portfolio(1)
         Cash Management Class                               0.12%                   June 30, 2005             August 31, 2006
         Corporate Class                                     0.12%                   June 30, 2005             August 31, 2006
         Institutional Class                                 0.12%                   June 30, 2005             August 31, 2006
         Personal Investment Class                           0.12%                   June 30, 2005             August 31, 2006
         Private Investment Class                            0.12%                   June 30, 2005             August 31, 2006
         Reserve Class                                       0.12%                   June 30, 2005             August 31, 2006
         Resource Class                                      0.12%                   June 30, 2005             August 31, 2006

Liquid Assets Portfolio(1)
         Cash Management Class                               0.12%                   June 30, 2005             August 31, 2006
         Corporate Class                                     0.12%                   June 30, 2005             August 31, 2006
         Institutional Class                                 0.12%                   June 30, 2005             August 31, 2006
         Personal Investment Class                           0.12%                   June 30, 2005             August 31, 2006
         Private Investment Class                            0.12%                   June 30, 2005             August 31, 2006
         Reserve Class                                       0.12%                   June 30, 2005             August 31, 2006
         Resource Class                                      0.12%                   June 30, 2005             August 31, 2006

(1) The expense limit shown excludes Rule 12b-1 fee waivers by Fund Management Company.

(2) The expense limitation also excludes Trustees' fees and federal registration expenses.

FUND                                                  EXPENSE LIMITATION            EFFECTIVE DATE             EXPIRATION DATE
----                                                  ------------------            --------------             ---------------
STIC Prime Portfolio(1)
         Cash Management Class                               0.12%                   June 30, 2005             August 31, 2006
         Corporate Class                                     0.12%                   June 30, 2005             August 31, 2006
         Institutional Class                                 0.12%                   June 30, 2005             August 31, 2006
         Personal Investment Class                           0.12%                   June 30, 2005             August 31, 2006
         Private Investment Class                            0.12%                   June 30, 2005             August 31, 2006
         Reserve Class                                       0.12%                   June 30, 2005             August 31, 2006
         Resource Class                                      0.12%                   June 30, 2005             August 31, 2006

Treasury Portfolio(1)
         Cash Management Class                               0.12%                   June 30, 2005             August 31, 2006
         Corporate Class                                     0.12%                   June 30, 2005             August 31, 2006
         Institutional Class                                 0.12%                   June 30, 2005             August 31, 2006
         Personal Investment Class                           0.12%                   June 30, 2005             August 31, 2006
         Private Investment Class                            0.12%                   June 30, 2005             August 31, 2006
         Reserve Class                                       0.12%                   June 30, 2005             August 31, 2006
         Resource Class                                      0.12%                   June 30, 2005             August 31, 2006

(1) The expense limit shown excludes Rule 12b-1 fee waivers by Fund Management Company.

                                   EXHIBIT "D"

                          AIM VARIABLE INSURANCE FUNDS

FUND                                                  EXPENSE LIMITATION            EFFECTIVE DATE             EXPIRATION DATE
----                                                  ------------------            --------------             ---------------
AIM V.I. Aggressive Growth Fund
         Series I Shares                                     1.30%                  January 1, 2006             April 30, 2007

         Series II Shares                                    1.45%                  January 1, 2006             April 30, 2007

AIM V.I. Basic Balanced Fund
         Series I Shares                                     0.91%                  January 1, 2006             April 30, 2007

         Series II Shares                                    1.16%                  January 1, 2006             April 30, 2007

AIM V.I. Basic Value Fund
         Series I Shares                                     1.30%                  January 1, 2006             April 30, 2007

         Series II Shares                                    1.45%                  January 1, 2006             April 30, 2007

AIM V.I. Blue Chip Fund
         Series I Shares                                     1.01%                  January 1, 2006             April 30, 2007

         Series II Shares                                    1.26%                  January 1, 2006             April 30, 2007

AIM V.I. Capital Appreciation Fund
         Series I Shares                                     1.30%                  January 1, 2006             April 30, 2007

         Series II Shares                                    1.45%                  January 1, 2006             April 30, 2007

AIM V.I. Capital Development Fund
         Series I Shares                                     1.30%                  January 1, 2006             April 30, 2007

         Series II Shares                                    1.45%                  January 1, 2006             April 30, 2007

AIM V.I. Core Equity Fund
         Series I Shares                                     1.30%                  January 1, 2006             April 30, 2007

         Series II Shares                                    1.45%                  January 1, 2006             April 30, 2007

AIM V.I. Core Stock Fund
         Series I Shares                                     0.91%                  January 1, 2006             April 30, 2007

         Series II Shares                                    1.16%                  January 1, 2006             April 30, 2007

FUND                                              EXPENSE LIMITATION                EFFECTIVE DATE             EXPIRATION DATE
----                                              ------------------                --------------             ---------------
AIM V.I. Demographic Trends Fund
         Series I Shares                                 1.01%                      January 1, 2006             April 30, 2007

         Series II Shares                                1.26%                      January 1, 2006             April 30, 2007

AIM V.I. Diversified Income Fund
         Series I Shares                                 0.75%                      January 1, 2006             April 30, 2007

         Series II Shares                                1.00%                      January 1, 2006             April 30, 2007

AIM V.I. Dynamics Fund
         Series I Shares                                 1.30%                      January 1, 2006             April 30, 2007

         Series II Shares                                1.45%                      January 1, 2006             April 30, 2007

AIM V.I. Financial Services Fund
         Series I Shares                                 1.30%                      January 1, 2006             April 30, 2007

         Series II Shares                                1.45%                      January 1, 2006             April 30, 2007

AIM V.I. Global Health Care Fund
         Series I Shares                                 1.30%                      January 1, 2006             April 30, 2007

         Series II Shares                                1.45%                      January 1, 2006             April 30, 2007

AIM V.I. Government Securities Fund
         Series I Shares                                 0.73%                      January 1, 2006             April 30, 2007

         Series II Shares                                0.98%                      January 1, 2006             April 30, 2007

AIM V.I. Growth Fund
         Series I Shares                                 1.30%                      January 1, 2006             April 30, 2007

         Series II Shares                                1.45%                      January 1, 2006             April 30, 2007

AIM V.I. High Yield Fund
         Series I Shares                                 0.95%                      January 1, 2006             April 30, 2007

         Series II Shares                                1.20%                      January 1, 2006             April 30, 2007

FUND                                              EXPENSE LIMITATION                EFFECTIVE DATE             EXPIRATION DATE
----                                              ------------------                --------------             ---------------
AIM V.I. International Growth Fund
         Series I Shares                                 1.30%                      January 1, 2006             April 30, 2007

         Series II Shares                                1.45%                      January 1, 2006             April 30, 2007

AIM V.I. Large Cap Growth Fund
         Series I Shares                                 1.01%                      January 1, 2006             April 30, 2007

         Series II Shares                                1.26%                      January 1, 2006             April 30, 2007

AIM V.I. Leisure Fund
         Series I Shares                                 1.01%                      January 1, 2006             April 30, 2007

         Series II Shares                                1.26%                      January 1, 2006             April 30, 2007

AIM V.I. Mid Cap Core Equity Fund
         Series I Shares                                 1.30%                      January 1, 2006             April 30, 2007

         Series II Shares                                1.45%                      January 1, 2006             April 30, 2007

AIM V.I. Money Market Fund
         Series I Shares                                 1.30%                      January 1, 2006             April 30, 2007

         Series II Shares                                1.45%                      January 1, 2006             April 30, 2007

AIM V.I. Premier Equity Fund
         Series I Shares                                 1.30%                      January 1, 2006             April 30, 2007

         Series II Shares                                1.45%                      January 1, 2006             April 30, 2007

AIM V.I. Real Estate Fund
         Series I Shares                                 1.30%                      January 1, 2006             April 30, 2007

         Series II Shares                                1.45%                      January 1, 2006             April 30, 2007

AIM V.I. Small Cap Equity Fund
         Series I Shares                                 1.15%                      January 1, 2006             April 30, 2007

         Series II Shares                                1.40%                      January 1, 2006             April 30, 2007

AIM V.I. Small Company Growth Fund
         Series I Shares                                 1.20%                      January 1, 2006             April 30, 2007

         Series II Shares                                1.45%                      January 1, 2006             April 30, 2007

AIM V.I. Technology Fund
         Series I Shares                                 1.30%                      January 1, 2006             April 30, 2007

         Series II Shares                                1.45%                      January 1, 2006             April 30, 2007

FUND                                              EXPENSE LIMITATION                EFFECTIVE DATE             EXPIRATION DATE
----                                              ------------------                --------------             ---------------
AIM V.I. Utilities Fund
         Series I Shares                                 0.93%                    September 23, 2005            April 30, 2007

         Series II Shares                                1.18%                    September 23, 2005            April 30, 2007